June 2, 2022

BNY MELLON INVESTMENT FUNDS V, INC.

- BNY Mellon Diversified International Fund

Supplement to Current Summary Prospectus and Prospectus

Effective June 15, 2022, the following information will supersede and replace the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Elena Goncharova is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since June 2022. Ms. Goncharova is a portfolio manager and investment strategist with BNY Mellon Wealth Management's Investment Strategy and Solutions Group. Ms. Goncharova also is an employee of BNYM Investment Adviser.

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Effective June 15, 2022, the following information will supersede and replace the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Elena Goncharova is the fund's primary portfolio manager and is primarily responsible for investment allocation decisions. Ms. Goncharova has managed the fund since June 2022. Ms. Goncharova is a portfolio manager and investment strategist with BNY Mellon Wealth Management's Investment Strategy and Solutions Group. Ms. Goncharova has been employed by BNY Mellon since 2012. Ms. Goncharova also is an employee of BNYM Investment Adviser, since 2018, and performs her responsibilities for the fund in her capacity as an employee of BNYM Investment Adviser.

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